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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 January 2, 2003

IHOP CORP.
(Exact name of Registrant as specified in its charter)

Delaware	0-8360	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand Boulevard, Glendale, California (Address of principal executive offices)	91203 (Zip Code)

(818) 240-6055
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Item 5.    OTHER EVENTS

        On January 2, 2003 Richard K. Herzer, Chairman of the Board of Directors of Registrant, resigned as a director of Registrant. The board of directors elected Larry Alan Kay as its new chairman. A copy of the press release issued by Registrant announcing the resignation of Mr. Herzer and election of Mr. Kay is attached hereto as Exhibit 99.1.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit 99.1	Press release of Registrant, dated January 3, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2003

IHOP CORP.

By:	/s/ MARK D. WEISBERGER Mark D. Weisberger Secretary

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FORM 8-K
  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES